                          SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                       Date of Report: September 14, 2001
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)


            Virginia                 001-15811                  54-1959284
  (State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation or organization)   File Number)            Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136

        (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Attached is a copy of a press release issued by Markel Corporation on September 14, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated September 14, 2001

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MARKEL CORPORATION



Date: October 11, 2001                 By: /s/ Darrell D. Martin
                                           ----------------------------
                                    Name:  Darrell D. Martin
                                    Title: Executive Vice President and
                                           Chief Financial Officer